SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  May 25, 1999


                             FINANCIAL ASSET SECURITIES CORP.,
           as Depositor, United PanAm Mortgage Corporation, as Seller, Pan American Bank, FSB, as Master Servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee") under the Pooling and Servicing Agreement, dated as of March 1, 1999, providing for the issuance of the United PanAm Mortgage Loan Asset Backed Certificates, Series 1999-1.


           United PanAm Mortgage Loan Asset-Backed Certificates, Series
                                       1999-1
               (Exact name of Registrant as specified in its Charter)


                                      DELAWARE
                     (State or Other Jurisdiction of Incorporation)

                333-39649                          94-324470
          (Commission File Number)      (I.R.S. Employer Identification No.)


           THREE WORLD FINANCIAL CENTER
           200 VESEY STREET
           NEW YORK, NEW YORK                          10022
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (212) 526-7000


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of May 25, 1999.


                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        Bankers Trust Company of California,
                                        N.A., not in its individual
                                        capacity, but solely as a duly
                                        authorized agent of the Registrant
                                        pursuant to the Pooling and
                                        Servicing Agreement, dated as of
                                        March 1, 1999.


          Date:  June 15, 1999          By:  /s/ Judy L. Gomez
                                        Judy L. Gomez
                                        Assistant Vice President


                                  EXHIBIT INDEX


          Document

          Monthly Remittance Statement to the Certificateholders dated as of May 25, 1999.






United PanAm Mortgage Loan
Asset Backed Certificates
 Series 1999-1

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

          A-1   37,221,323.17  36,069,510.67     203,492.16     475,940.94
>679,433.10           0.00           0.00  35,593,569.73
          A-2  187,778,676.83 186,378,559.59     785,598.57   4,039,414.97   4,
>825,013.54           0.00           0.00 182,339,144.62
          X              0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00
          P            100.00         100.00           0.00           0.00
>      0.00           0.00           0.00         100.00
          R              0.00           0.00           0.00           0.00
>      0.00           0.00           0.00           0.00


TOTALS         225,000,100.00 222,448,170.26     989,090.73   4,515,355.92   5,
>504,446.65           0.00           0.00 217,932,814.35

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

          A-1                     969.055036       5.467086      12.786782
> 18.253868     956.268254       6.770000%      6.770000%
          A-2                     992.543790       4.183641      21.511574
> 25.695215     971.032216       5.232500%      5.242500%
          X                         0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%
          P                     1,000.000000       0.000000       0.000000
>  0.000000   1,000.000000       0.000000%      0.000000%
          R                         0.000000       0.000000       0.000000
>  0.000000       0.000000       0.000000%      0.000000%


SELLER:                       United PanAm Mortgage Corporation            ADMI
>NISTRATOR:                Andrea Davidson
SERVICER:                     Pan American Bank, FSB.
>                          Bankers Trust Company
LEAD UNDERWRITER:             Lehman ASB Corporation
>                           3 Park Plaza
RECORD DATE:                  April 30, 1999
>                          Irvine, CA 92614
DISTRIBUTION DATE:             May 25, 1999
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 3
>                            (c) COPYRIGHT 1999 Bankers Trust Company
United PanAm Mortgage Loan
Asset Backed Certificates
 Series 1999-1

Statement  To  Certificateholders


Distribution Date:            May 25, 1999

SERVICING FEES PAID FOR THE CURRENT PERIOD:
>                               72,648.27
DELINQUENT SERVICING FEES FOR THE CURRENT PERIOD:
>                                9,162.17
NET ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:
>                                              81,810.44

CURRENT PERIODS MONTHLY SERVICER ADVANCED PRINCIPAL
>                                              10,474.61
CURRENT PERIODS MONTHLY SERVICER ADVANCED INTEREST
>                                             212,146.48

DELINQUENT LOAN                                                  30-59
>60-89.          91 +
INFORMATION:                                                     DAYS
> DAYS           DAYS                          TOTAL
PRINCIPAL BALANCE                                             6,138,330.65   1,
>915,443.68     263,322.16                  8,317,096.49
NUMBER OF LOANS                                                         37
>        17              2                             56
FORECLOSURE LOAN INFORMATION:
PRINCIPAL BALANCE                                                     0.00
>      0.00           0.00                          0.00
NUMBER OF LOANS                                                          0
>         0              0                              0
BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE                                                     0.00
> 62,781.80           0.00                     62,781.80
NUMBER OF LOANS                                                          0
>         1              0                              1
REO LOAN INFORMATION:
PRINCIPAL BALANCE                                                     0.00
>      0.00           0.00                          0.00
NUMBER OF LOANS                                                          0
>         0              0                              0
* Note: Totals in Foreclosure and REO Loans include all loans that are less th >an 30 days delinquent
BOOK VALUE OF REO LOANS
>                                                   0.00

ENDING AGGREGATE MORTGAGE LOAN COUNT:
>                                               1,820.00
ENDING AGGREGATE PRINCIPAL MORTGAGE LOAN BALANCE:
>                                               1,799.00

WEIGHTED AVERAGE MONTHS TO MATURITY:
>                                                 343.00
WEIGHTED AVERAGE MORTGAGE RATE:
>                                                 9.9097%

PREMIUM AMOUNT PAID TO THE CERTIFICATE INSURER
>                                              35,220.94

CLASS A-1 OVERCOLLATERALIZED AMOUNT
>                                            (132,138.79)
CLASS A-1 OVERCOLLATERALIZATION RELEASE AMOUNT
>                                                   0.00
CLASS A-1 OVERCOLLATERALIZATION DEFICIENCY AMOUNT
>                                           1,315,719.68
CLASS A-1 OVERCOLLATERALIZATION TARGET AMOUNT
>                                           1,183,580.89
GROUP I GENERAL EXCESS AVAILABLE AMOUNT
>                                              90,013.24

CLASS A-2 OVERCOLLATERALIZED AMOUNT
>                                             803,449.54
CLASS A-2 OVERCOLLATERALIZATION RELEASE AMOUNT
>                                                   0.00
CLASS A-2 OVERCOLLATERALIZATION DEFICIENCY AMOUNT
>                                           6,739,835.51
CLASS A-2 OVERCOLLATERALIZATION TARGET AMOUNT
>                                           7,543,285.05
GROUP II GENERAL EXCESS AVAILABLE AMOUNT
>                                             644,083.02

AGGREGATE NON COVERED PREPAYMENT INTEREST SHORTFALL:
>                                                   0.00

EXTRAORDINARY TRUST FUND EXPENSES
>                                                   0.00

GROUP II AVAILABLE FUNDS CAP CARRYOVER AMOUNT
>                                                   0.00

                                                                Page 2 of 3
>                            (c) COPYRIGHT 1999 Bankers Trust Company
United PanAm Mortgage Loan
Asset Backed Certificates
 Series 1999-1

Statement  To  Certificateholders


Distribution Date:            May 25, 1999

STEP DOWN CUMULATIVE LOSS TEST
>                                                     NO
STEP DOWN ROLLING DELIQUENCY TEST
>                                                    YES
STEP DOWN ROLLING LOSS TEST
>                                                    YES
STEP UP CUMULATIVE LOSS TEST
>                                                     NO
STEP UP ROLLING DELINQUENCY TEST
>                                                     NO
STEP UP ROLLING LOSS TEST
>                                                     NO
STEP UP SPREAD SQUEEZE TEST
>                                                     NO
DELINQUENCY PERCENTAGE
>                                                   1.02%
ANNUAL LOSS PERCENTAGE
>                                                   0.00%

DETAIL OF LOANS THAT BECAME REO DURING COLLECTION PERIOD
                                                                 Book
>           Stated Principal              Date Property
 Loan Number                                                     Value
>           Principal Balance               Became REO


TOTAL                                                           #VALUE!
>               #VALUE!

GROUP I ENDING PRINCIPAL BALANCE
>                                          35,593,569.73
GROUP II ENDING PRINCIPAL BALANCE
>                                         183,744,551.63

PRINCIPAL PREPAYMENTS
>                                           3,654,315.77

GROUP I AVAILABLE FUNDS
>                                             643,018.56
GROUP II AVAILABLE FUNDS
>                                           4,896,649.03

PREPAYMENT PREMIUMS
>                                                   0.00

X-1 COMPONENT DISTRIBUTABLE AMOUNT
>                                              75,784.84
X-1 COMPONENT DISTRIBUTABLE AMOUNT PAID
>                                                   0.00
X-1 COMPONENT DISTRIBUTABLE AMOUNT UNPAID (INCL PRIOR)
>                                             142,781.47

X-2 COMPONENT DISTRIBUTABLE AMOUNT
>                                             535,497.53
X-2 COMPONENT DISTRIBUTABLE AMOUNT PAID
>                                                   0.00
X-2 COMPONENT DISTRIBUTABLE AMOUNT UNPAID (INCL PRIOR)
>                                           1,006,906.04

                                                                Page 3 of 3
>                            (c) COPYRIGHT 1999 Bankers Trust Company